UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2016

WESTERN REFINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive office) (Zip Code)

(915) 534-1400

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Contribution Agreement

On September 7, 2016, Western Refining, Inc. (“Western”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) by and among Western, St. Paul Park Refining Co. LLC, a wholly-owned subsidiary of Northern Tier Energy LLC and indirect wholly-owned subsidiary of Western (“SPPR”), Western Refining Logistics, LP (the “Partnership”) and Western Refining Logistics GP, LLC, the general partner of the Partnership (the “General Partner”). Pursuant to the terms of the Contribution Agreement, SPPR has agreed to sell to the Partnership approximately four million barrels of refined product and crude oil storage tanks, a light products terminal, a heavy products loading rack, certain rail and barge facilities, certain other related logistics assets, and two crude oil pipeline segments and one pipeline segment not currently in service, each of which is approximately 2.5 miles and extends from SPPR’s refinery in St. Paul Park, Minnesota to SPPR’s tank farm in Cottage Grove, Minnesota (collectively, the “Contributed Assets”), in exchange for total consideration of $210 million, comprised of $195 million in cash and $15 million of common units representing limited partner interests in the Partnership issued to SPPR (the transactions contemplated by the Contribution Agreement, the “Transaction”).

The Contribution Agreement has customary representations and warranties regarding the Contributed Assets and the Transaction, as well as customary covenants and indemnity provisions. The parties have agreed to indemnify each other with regards to breaches of their respective representations, warranties and covenants set forth in the Contribution Agreement. The parties have also agreed, subject to certain limitations, to indemnify each other with regards to environmental losses arising from the operation of the Contributed Assets during the parties’ respective periods of ownership of the Contributed Assets. In addition, the Partnership has agreed, subject to certain exceptions, to assume the liabilities arising from the ownership and operation of the Contributed Assets and has agreed to indemnify Western with respect to such assumed liabilities.

The consummation of the Transaction is subject to the satisfaction of certain closing conditions, including, among other things, the absence of legal impediments prohibiting the Transaction, the absence of a material adverse effect on the Contributed Assets or the financial condition, liabilities or results of operations of the business relating to the Contributed Assets and the receipt by Western from an independent appraiser of a written certificate stating that the release of the Contributed Assets under the NTI Indenture (as defined in the Contribution Agreement) will not impair the security under the NTI Indenture. There is no assurance that all of the conditions to the consummation of the Transaction will be satisfied. Western currently expects the Transaction to close on or about September 15, 2016.

In connection with the closing of the Transaction, SPPR will enter into a terminalling, transportation and storage services agreement (the “Terminalling Agreement”) with Western Refining Terminals, LLC (“WRT”), an indirect, wholly-owned subsidiary of the Partnership. Pursuant to the Terminalling Agreement, WRT will provide product storage services, product throughput services and product additive and blending services at the terminal facilities located at or near SPPR’s refinery in St. Paul Park, Minnesota. In exchange for such services, SPPR has agreed to certain minimum volume commitments and to pay certain fees. The Terminalling Agreement will have an initial term of ten years, which may be extended for up to two renewal terms of five years each upon the mutual agreement of the parties.

The Contribution Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the foregoing description of the Contribution Agreement is qualified in its entirety by reference to such exhibit.

Relationships

Each of the Partnership, the General Partner, SPPR and WRT is a direct or indirect subsidiary or affiliate of Western. As a result, certain individuals, including officers and directors of Western and the General Partner, serve as officers and/or directors of more than one of such other entities. Western owns through its wholly-owned subsidiaries 8,579,623 common units (not including the $15 million of common units to be issued to SPPR in connection with the closing of the Transaction) representing limited partner interests of the Partnership and all of the subordinated units representing limited partner interests in the Partnership. In addition, Western owns, through its wholly-owned subsidiary, Western Refining Southwest, Inc., 80,000 units of a class of limited partner interests in the Partnership referred to as the “TexNew Mex Units.” The General Partner also owns a non-economic general partner interest in the Partnership.

Cautionary Statement on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the future: the closing of the Transaction, including (i) the entrance into a terminalling, transportation and storage services agreement and (ii) the satisfaction of closing conditions, including, among other things, the absence of legal impediments prohibiting the Transaction, the receipt by Western of a certificate from an independent appraiser with respect to the release of the Contributed Assets under the NTI Indenture and the absence of a material adverse effect on the Contributed Assets or the financial condition, liabilities or results of operations of the business relating to the Contributed Assets; and the form of the consideration payable to SPPR by the Partnership. These statements are subject to the general risks inherent in Western’s businesses and may or may not be realized. Some of Western’s expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could materially affect Western’s financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and each expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Item 7.01	Regulation FD Disclosure.

On September 7, 2016, the Partnership and Western issued a joint press release relating to the Transaction, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Contribution, Conveyance and Assumption Agreement, dated as of September 7, 2016, by and among Western Refining, Inc., St. Paul Park Refining Co. LLC, Western Refining Logistics GP, LLC and Western Refining Logistics, LP.

99.1	Joint Press Release of Western Refining Logistics, LP and Western Refining, Inc. issued September 7, 2016, relating to the Transaction.

*	Pursuant to Item 601(b)(2) of Regulation S-K, Western agrees to furnish supplementally a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN REFINING, INC.

Dated: September 7, 2016	By:	/s/ Karen B. Davis
	Name:	Karen B. Davis
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Contribution, Conveyance and Assumption Agreement, dated as of September 7, 2016, by and among Western Refining, Inc., St. Paul Park Refining Co. LLC, Western Refining Logistics GP, LLC and Western Refining Logistics, LP.

99.1	Joint Press Release of Western Refining Logistics, LP and Western Refining, Inc. issued September 7, 2016, relating to the Transaction.

*	Pursuant to Item 601(b)(2) of Regulation S-K, Western agrees to furnish supplementally a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon request.